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                                                                   EXHIBIT 10.13

                              AMENDMENT AGREEMENT


     AMENDMENT AGREEMENT dated as of March 31, 1995 between MERCOM, INC. (the "Borrower"), a Delaware corporation, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank"), a New York State banking corporation.

     WHEREAS, the Borrower and the Bank entered into a Credit Agreement dated as of November 26, 1989 (the "Credit Agreement");

     WHEREAS, the Credit Agreement has been previously amended by an Amendment Agreement dated as of November 26, 1989, two Amendment Agreements, each dated as of April 5, 1990, and Amendment Agreements dated as of December 22, 1992, December 15, 1993 and December 23, 1994; and

     WHEREAS, the Borrower wishes to further amend the Credit Agreement as amended as provided below and the Bank is willing to so amend the Credit Agreement, as amended:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Section 6.7 entitled "Debt" shall be amended in its entirety to read as follows:

          "The Borrower will not permit any Subsidiary to create or allow to exist any Debt other than Debt to the Borrower and other than capital lease obligations which shall not exceed $100,000 in the aggregate. The Borrower will not incur any additional Debt in excess of $100,000 in the aggregate other than hereunder, with the exception of the Promissory Note in favor of C-TEC Services, Inc. dated March 31, 1995 in the amount of $887,000, plus interest at the lower of any interest rates in effect at such time for borrowings under the Credit Agreement, as amended."

     2.   Terms not defined herein are used as defined in the Credit Agreement.

     3. The provisions of Section 1 of this Amendment Agreement are hereby incorporated into and made a part of the Credit Agreement as if fully set forth therein.

     4. This Amendment Agreement shall be effective as of the date hereof upon receipt by the Bank of (i) a copy of this Amendment Agreement executed on behalf of the Borrower and the Bank, (ii) a certificate of a duly authorized officer of the Borrower dated as of the date of the delivery of this Amendment Agreement to the Bank to the effect that
          (a) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing and (b) the representations and warranties contained in the Credit Agreement are true with the same force and effect as if made on the date of such certificate, (iii) certified copies of all corporate action taken by the Borrower to authorize the execution, delivery
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          and performance of this Amendment Agreement and (iv) a certificate of a duly authorized officer of the Borrower as to the incumbency, and setting forth a specimen signature, of the person who has signed this Amendment Agreement on behalf of the Borrower.

     5. This Amendment Agreement shall be governed by and construed in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day first above written.

                                       MERCOM, INC.

                                       By: /s/ Bruce C. Godfrey
                                          --------------------------------
                                            Title   Bruce C. Godfrey
                                                    EVP/CFO

                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK

                                       By: /s/ Vance B. Barbour
                                          --------------------------------
                                            Title   Vance B. Barbour
                                                       Associate